UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): September 2, 2003

ELECTRIC CITY CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	000-2791	36-4197337
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
(Address of principal executive offices)

(847) 437-1666
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.                                                     Financial Statements and Exhibits

(c)                                  Exhibits

99.1                           Letter to shareholders dated September 2, 2003.

ITEM 9.                                                     Regulation FD Disclosure

The information contained in this Item 9 of this Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with Securities and Exchange Commission (“SEC”) Release Nos. 33-8216 and 34-47583 and SEC Press Release No. 2003-41.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On September 2, 2003, we began mailing our annual meeting materials to our shareholders, including our definitive proxy statement and our annual report on Form 10-K, previously filed with the Securities and Exchange Commission.  The letter to shareholders, attached hereto as Exhibit 99.1, was also included in the annual meeting materials sent to shareholders.

Exhibits Index

99.1                           Letter to shareholders dated September 2, 2003.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELECTRIC CITY CORP.:

Dated: September 3, 2003	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Chief Financial Officer & Treasurer